Evergreen Energy Inc.
Delivering proven, transformative green
technology solutions for cleaner coal production
and precise, scientific carbon measurement.
July 2009

Safe Harbor
Statements in this presentation that relate to future plans or projected results of Evergreen Energy Inc. and C-Lock Technology Inc. are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended by the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), and Section 21E of the Securities Exchange Act of 1934, as amended by the PSLRA, and all such statements fall under the "safe harbor" provisions of the PSLRA. Our actual results may vary materially from those described in any "forward-looking statement" due to, among other possible reasons, the realization of any one or more of the risk factors described in our annual or quarterly reports, or in any of our other filings with the Securities and Exchange Commission, all of which filings any reader of this presentation is encouraged to study. Readers of this presentation are cautioned not to put undue reliance on forward-looking statements.

Why Evergreen Energy?
• Rising demand for energy, including coal &
 demonstrated emerging need for global carbon
 measurement
• Two proven, patented, commercially available
 transformative technologies
 – K-Fuel ®: improving coal performance, particularly in Asia
 – C-Lock ® /GreenCert™: licensing cap & trade solution to
 growing markets
• Strong partnerships with industry leaders
• New leadership advancing pure licensing strategy
• Improving financial position

R&D Stage
Commercialization Stage
Engineering Focus
Sales & Marketing Focus
Build & Operate
License Technology/JVs
Changing Phases to Commercialize Two Transformative Technologies
Evolving from R&D to Commercialization

A New Era of Energy Production is Among Us
Emerging Need for Cleaner Solutions
• Demand for energy never stops growing
• We are moving toward a “carbon constrained” economy
• Government support is coalescing around clean
 technologies and management of carbon output
• Higher costs, but also new opportunities, for energy
 producers and consumers

World energy demand expands by 45% between
now and 2030 - an average rate of increase of
1.6% per year, with coal accounting for more
than a third of the overall rise. --IEA World Energy
Outlook 2008
Energy Demand
97% of the projected increase in emissions
between now and 2030 comes from non OECD
countries - three quarters from China, India and
the Middle East.  --IEA World Energy Outlook 2008
Energy-related CO2  emissions
Coal & Carbon Management are on a Collision Course
Managing Carbon Information

Evergreen Technologies are Available Today
K-Fuel®
Proven & Innovative Technologies
 – Patented process
 • Upgrades
 performance of low-
 rank coals
 • Yields higher
 efficiency & lower
 emissions
 – Enhanced plant design
 – Improved by Bechtel
 – Strong partners
 – Patented, science-
 based process

 • Accurate, scalable,
 automated GHG
 measurement
 • Generates emissions
 credits
 – Strong partners

2009
Projected
$150 billion
Rapidly Growing Global Carbon Markets

Fundamental to Emission Measurement
• Patented, automated,
 web-based solution to
 accurately & precisely
 measure GHG
 emissions & generate
 certified, verifiable
 emissions
 credits (CO2=e)

• Scientific modeling &
 data management
 system that is
 standardized, scalable,
 customizable &
 adaptable to changing
 standards & regulations

Provides everyone in the organization the ability to
organize information, share documents, manage
calendars all in a familiar browser-based environment.
Facilities
& Plant Sites
Corporate

Staff
Home Offices
Consultants, Partners &
Suppliers

Internal & External
Information Systems/Technology

Offering a Centralized Hub for
Compliance Inputs

Key Markets:

• Regulated Industries

• Unregulated Industries

• Complete Carbon Management
 Platform
 – Power Cooperatives

Targeting Key Markets & Sectors
Specific Sectors:

• Energy/Utility

• Agriculture

• Commercial
• Public Sector
• Environmental

Awarded “Outstanding Energy & Environment (Green) Solution”
in the 2009 IBM Beacon Awards competition
Partnering with Industry Leaders
Partnerships
• IBM global resources and
 support

• IBM software products and
 tools
• EIM Systems Integration;
 premier IBM business partner

• Foxconn-world’s largest
 contract electronics
 manufacturer
• Black and Veatch Engineering

• The Crowley Group

Executing on Milestones
• Dec 2008 - general availability of
 GreenCert
• Eastern Europe

 – Crowley-Shindler Management
 – Pilot projects; 2 full-scale deployments
 – $12.5 million license fee
• Canada - Carbon Credit Corp

 – Technical expertise; existing customers
• Asia-Pacific - Foxconn/Hon Hai
 Technology

 – World’s largest contract electronics
 manufacturer
 – $300-$500 million green technology
 investment

• Reduce risk of non-compliance

 – Avoid costly fines & penalties - NOV’s

 – Complete & accurate audit trail

• Reduce TCO
 – One standard carbon solution

 – Scalable from single facility roll out to global implementations

 – Reduced software & hardware costs - WW Support

 – Full IBM support & technology scalability

Maximize Value
Minimize Risk
• Accelerate carbon footprint analysis

 – End-to-end carbon solutions

 – End-to-end carbon management throughout enterprise

 – Accelerate delivery times through proven IBM technology

• Increase efficiency

 – Automated & standardized processes

 – Tight integration into environmental processes

 – Accelerate delivery times through proven IBM technology

Reducing Risks, Time & Costs for Partners

Demand for coal has been growing faster than any other energy source and is projected to account for more than a third of incremental global energy demand to 2030.--IEA World Energy Outlook 2008

Addressing the Increasing Demand for
Coal

Screen
Cook
Cool
Condition
Simple & Proven Technology
K-Fuel is an integrated, computer-controlled process that precisely applies time, heat and pressure to upgrade & enrich low rank coals

 • Lower total
 moisture
 • Lower equilibrium
 moisture
 • Higher heating
 value
 • Higher efficiency
 • Lower volatiles
 • Higher HGI (easier
 to grind)
Improving the Efficiency &
Performance of Coal

Providing Comprehensive &
Realistic Solutions

Gaining Traction & Realizing Potential
• Partnership with Bechtel Power Corporation -
 enhanced plant design

• 100+ low-rank coal feed stocks successfully
 tested and upgraded

• Test burns at multiple power generation
 facilities
• Asia offers great potential

 – Indonesia in late stage evaluation
 • Sumitomo; Major Indonesian coal co.

 – China Project involves top-level energy company
 • Chinese evaluated multiple coal upgrading
 technologies before settling on K-Fuel as the best

 • National Development & Reform Commission
 (NDRC) approved development of K-Fuel refined
 coal technology in China

• Ongoing discussions with several parties for
 U.S. K-Fuel Terminal
 – Tighter mercury regulations could create new
 market opportunities

K-Fuel creates a higher quality product resulting in higher selling prices
* Data Source: Platts, Weekly Price Survey, week ending July 2, 2009
Driving Coal Performance,
Delivering Value

Strengthening Financial Profile
• Advancing licensing models for K-Fuel & C-Lock
 businesses
• Attaining initial revenues from C-Lock
• Realizing benefits from ongoing cost controls
• 2009 cash burn reduced significantly vs. year
 ago
• Evaluating options to monetize non-core assets
 such as Buckeye

Board Member	Director Since	Experience
Thomas H. Stoner	6/2009	• President and CEO, Evergreen Energy Inc. • Former president & CEO of Econergy International PLC & EUA Highland Corporation
Richard Perl	6/2009	• Founder & President of Pacific Partners International Investments, Inc.
M. Richard Smith (Chairman)	2008	• 36-year Power Industry Engineering, Management & M&A Veteran • Former President, Fossil Power, Bechtel Power Corporation
Robert J. Clark	2007	• CEO and manager of Bear Cub Energy, LLC
Dr. Robert S. Kaplan	2005	• Marvin Bower Professor of Leadership Development, Harvard Business School • Former Dean, Carnegie-Mellon Business School
Dr. Manuel H. Johnson	2004	• Co-Chairman & Senior Partner, Johnson Smick International, Inc. • Former Vice Chairman of Board of Governors, Federal Reserve System
James S. Pignatelli	2001	• Retired Chairman, President & CEO, Unisource Energy Corporation & Tucson Electric Power Company
Stanford M. Adelstein	1998	• President & CEO, Northwestern Engineering Company (NWE), NWE Development Company, & NWE Management Company
Revitalized Leadership

Will fully leverage the strengths of proven, proprietary technologies to exploit market opportunities
Executing New Strategic Plan
• Strategic Repositioning
 – New leadership with Tom Stoner named President & CEO in June 2009
 – Exiting non-core businesses, such as Buckeye
 – Implementing licensing model for both K-Fuel & C-Lock businesses
• Profit from Carbon Measurement Solution
 – Positioned to profit from financial motivations for the most precise, verifiable carbon management systems with its GreenCert proprietary technology

• Profit from Cleaner Coal
 – Positioned to profit from increased coal demand with K-Fuel, a proven, proprietary technology available today that mitigates coal’s impact and improves efficiency

• Proof through Partnerships
 – Evergreen’s viability and potential are underscored by strategic, marketing and revenue-
 producing partnerships with large corporate entities in China, Indonesia, Europe and North
 America

NYSE Arca: EEE
www.evgenergy.com
Evergreen Energy Inc.
Transformative Green Technology Solutions

Appendix